THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated December 7, 2007

to the Prospectus dated May 1, 2007

(as supplemented October 31, 2007)

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Prospectus dated May 1, 2007, as supplemented October 31, 2007 (the “Prospectus”).

At a meeting held on December 5-6, 2007, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Fund between Kern Capital Management LLC (“Kern”) and the Fund’s investment manager, Managers Investment Group LLC (“Managers”). The Trust’s Board of Trustees also approved the appointment of Lord, Abbett & Co., LLC (“Lord Abbett”) as a new subadvisor to the Fund effective December 10, 2007. Therefore, effective December 10, 2007, Kern will no longer be subadvisor to the Fund, and the Fund’s portfolio will be subadvised by Lord Abbett, Donald Smith & Co. (“Donald Smith”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Veredus Asset Management, LLC (“Veredus”), and Westport Asset Management, Inc. (“Westport”), each managing a portion of the portfolio of the Fund using its own methodology to select portfolio investments. Lord Abbett will manage its portion of the Fund using a small-cap growth approach to investing.

Effective December 10, 2007, the Prospectus is hereby amended as follows:

All references to Kern shall be deleted and all references to the subadvisors to the Fund shall now refer to Lord Abbett, Donald Smith, Skyline, Smith Group, Veredus, and Westport. In addition, the third paragraph under the section titled “Summary of the Funds-Fund Management-Managers Special Equity Fund” on page 38 of the Prospectus is hereby deleted and replaced with the following:

Lord, Abbett & Co., LLC (“Lord Abbett”), located at 90 Hudson Street, 11th Floor, Jersey City, New Jersey 07302 manages a portion of the Fund focusing on micro-cap growth investments. As of October 31, 2007, Lord Abbett had assets under management of approximately $116.7 billion. F. Thomas O’Halloran, Partner and Portfolio Manager, is responsible for the day-to-day management of the portion of the Fund subadvised by Lord Abbett. Mr. O’Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O’Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated December 7, 2007

to the Statement of Additional Information dated May 1, 2007

(as supplemented October 31, 2007)

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Statement of Additional Information dated March 1, 2007, as supplemented October 31, 2007 (the “SAI”).

At a meeting held on December 5-6, 2007, the Trust’s Board of Trustees approved the termination of the subadvisory agreement with respect to the Fund between Kern Capital Management LLC (“Kern”) and the Fund’s investment manager, Managers Investment Group LLC (“Managers”). The Trust’s Board of Trustees also approved the appointment of Lord, Abbett & Co., LLC (“Lord Abbett”) as a new subadvisor to the Fund effective December 10, 2007. Therefore, effective December 10, 2007, Kern will no longer be subadvisor to the Fund, and the Fund’s portfolio will be subadvised by Lord Abbett, Donald Smith & Co. (“Donald Smith”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Veredus Asset Management, LLC (“Veredus”), and Westport Asset Management, Inc. (“Westport”), each managing a portion of the portfolio of the Fund using its own methodology to select portfolio investments. Lord Abbett will manage its portion of the Fund using a small-cap growth approach to investing.

Effective December 10, 2007, all references to Kern as a subadvisor to the Fund in the sections of the SAI titled “Management of the Funds” and “Portfolio Managers of the Funds” and in Appendix B shall be deleted. All references to the subadvisors to the Funds shall now refer to Lord Abbett, Donald Smith, Skyline, Smith Group, Veredus, and Westport. In addition, the section of the SAI titled “Kern Capital Management LLC (“KCM”)” on page 39 of the SAI under the section “Portfolio Managers of the Funds–Managers Special Equity Fund” is hereby deleted and replaced with the following:

Lord, Abbett & Co., LLC (“Lord Abbett”)

Other Accounts Managed by the Portfolio Manager(s)

Lord Abbett has served as a Subadvisor to the Special Equity Fund since December 10, 2007. F. Thomas O’Halloran, CFA, is the portfolio manager for the portion of the Managers Special Equity Fund subadvised by Lord Abbett. Information provided below relating to other accounts managed by the Portfolio Manager is as of October 31, 2007.

Portfolio Manager: F. Thomas O’Halloran, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	2	$1,226.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$114.2	0	$0

Potential Conflicts of Interest

Conflicts of interest may arise in connection with the Portfolio Manager’s management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. The Portfolio Manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Manager’s management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Portfolio Manager Compensation

Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Portfolio Manager Ownership of the Fund

As of October 31, 2007, the Portfolio Manager did not own any shares of the Managers Special Equity Fund.

The following information is added in Appendix B under the heading “Special Equity Fund”:

Lord, Abbett & Co., LLC

A copy of Lord Abbett’s proxy voting guidelines is attached as Exhibit J.

The attachment to this Supplement titled “Lord, Abbett & Co. LLC Proxy Voting Policies and Procedures” is hereby added as Exhibit J to Appendix B of the SAI.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Exhibit J

October 25, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services (“RMG”), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”). A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis. Factors that are considered include current composition of the board and key-board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

1)	Attending less than 75% of board and committee meetings without a valid excuse.

2)	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)	Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)	Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

5)	Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We also will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)	The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)	Management’s rationale for why the repricing is necessary.

3)	The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)	Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)	Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)	Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3)	Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)	“Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•	Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•	No dead-hand or no-hand pills.

•	Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•	Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.